                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              FEBRUARY 4, 2002


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


         DELAWARE                                   1-11727                                 73-1493906
(State or other jurisdiction of             (Commission file number)                     (I.R.S. Employer
incorporation or organization)                                                          Identification No.)


            8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA 74137
             (Address of principal executive offices and zip code)


                                 (918) 492-7272
              (Registrant's telephone number, including area code)


ITEM 1.    Change in Control:

On February 4, 2002, at a Special Meeting of the Common Unitholders of the Registrant, each of the Common Unitholders and the Class B Subordinated Unitholders approved a proposal (the "Amendment Proposal"), whereby U.S. Propane, L.P. replaced Heritage Holdings, Inc. as the general partner of the Registrant and Heritage Operating, L.P., the Registrant's operating partnership (the "Operating Partnership"). The approval of the Amendment Proposal did not alter the control of U.S. Propane, L.P., which owns 100% of Heritage Holdings, Inc. A change in control was previously reported on the Registrant's Form 8-K dated August 23, 2000, when the Registrant reported U.S. Propane, L.P.'s August 10, 2000 acquisition of the capital stock of Heritage Holdings, Inc.

U.S. Propane, L.P. became the general partner of the Registrant upon the conversion of 158,026 of its Common Units into a 1% general partner interest, and it became the general partner of the Operating Partnership upon the conversion of its 1.0101% limited partner interest in the Operating Partnership into a 1.0101% general partner interest. Heritage Holdings, Inc. received 158,026 Common Units upon conversion of its incentive distribution rights and 1% general partner interest in the Registrant, and 162,913 Common Units upon conversion of its 1.0101% general partner interest in the Operating Partnership.

All of the directors and executive officers of Heritage Holdings, Inc. are managers or executive officers of U.S. Propane, L.L.C., the general partner of U.S. Propane, L.P. The members of U.S. Propane, L.L.C. are AGL Energy Corporation; United Cities Propane Gas, Inc.; TECO Propane Ventures, LLC; and Piedmont Propane Company. U.S. Propane, L.L.C. is managed by its Board of Managers consisting of (i) its Chairman, (ii) its President and Chief Executive Officer, (iii) three managers selected by a majority of the members of U.S. Propane, L.L.C., and (iv) two managers designated by each of the four members of U.S. Propane, L.L.C.

After giving effect to the transactions contemplated by the Amendment Proposal and the approval at the same Special Meeting of the proposal to convert all of the Registrant's Class B Subordinated Units to Common Units described in Item 5 (the "Listing Proposal"), the Registrant has a total of 15,805,847 Common Units issued and outstanding. U.S. Propane, L.P.'s beneficial interest in the Registrant's voting securities consists of 212,720 Common Units held directly and 4,426,916 Common Units held by Heritage Holdings, Inc., for a total beneficial ownership of 29.35% of the total 15,805,847 Common Units of the Registrant.

ITEM 5.    Other Events.

Also in conjunction with the February 4, 2002 Special Meeting of the Common Unitholders, the Common Unitholders approved the Listing Proposal, whereby all of the Registrant's 1,382,514 issued and outstanding Class B Subordinated Units were converted to 1,382,514 of the Registrant's Common Units. Following the conversion of the Class B Subordinated Units and the transactions contemplated by the Amendment Proposal, the Registrant has no voting securities other than 15,805,847 Common Units outstanding.

ITEM 7.    Financial Statements and Exhibits.

         (c)      Exhibits:

The following Exhibits are filed herewith:

         Exhibit 3.1.3 - Amendment No. 3 to Amended and Restated Agreement of Limited Partnership of Heritage Propane Partners, L.P.

         Exhibit 3.1.4 - Amendment No. 4 to Amended and Restated Agreement of Limited Partnership of Heritage Propane Partners, L.P.

         Exhibit 3.2.2 - Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of Heritage Operating, L.P.

         Exhibit 4.1 - Registration Rights Agreement for Limited Partner Interests of Heritage Propane Partners, L.P.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED:  February 12, 2002.

                                            HERITAGE PROPANE PARTNERS, L.P.

                                            By:  U.S. Propane, L.P.
                                                (General Partner)

                                            By:  U.S. Propane, L.L.C.
                                                 (General Partner)

                                            By: /s/ LARRY J. DAGLEY
                                               ---------------------------------
                                                Larry J. Dagley
                                                Vice President and Chief
                                                Financial Officer, and officer
                                                duly authorized to sign on
                                                behalf of the Registrant.

                                INDEX TO EXHIBITS

         The exhibits listed on the following Exhibit Index are filed as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.


         Exhibit
         Number            Description
         ------            -----------

          3.1.3      Amendment No. 3 to Amended and Restated
                     Agreement of Limited Partnership of
                     Heritage Propane Partners, L.P.

          3.1.4      Amendment No. 4 to Amended and Restated
                     Agreement of Limited Partnership of
                     Heritage Propane Partners, L.P.

          3.2.2      Amendment No. 2 to Amended and Restated
                     Agreement of Limited Partnership of
                     Heritage Operating, L.P.

          4.1 Registration Rights Agreement for Limited Partner Interests of Heritage Propane Partners, L.P.